UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2005

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 Entry into a Material Definitive Agreement.

On May 16, 2005, the Board of Directors of Consolidated Edison, Inc. (“Con Edison”) amended the compensation arrangements for service on the Board and its Committees. A description of the arrangements is included as Exhibit 10 to this report (which description is hereby incorporated by reference in this Item 1.01).

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 16, 2005, Eugene R. McGrath, Con Edison’s Chairman, President and Chief Executive Officer announced that the company’s Board of Directors elected Kevin Burke as Con Edison’s President and Chief Executive Officer, effective September 1, 2005. Mr. McGrath will continue as Chairman of Con Edison and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”). Mr. Burke, 54, will continue as Con Edison of New York’s President and, effective September 1, 2005, will also be Con Edison of New York’s Chief Executive Officer. Mr. Burke has served as Con Edison of New York’s President since September 2000. He served as President of Orange and Rockland Utilities, Inc. from July 1999 to August 2000.

A description of Mr. Burke’s current employment agreement is included under the heading “Employment Contracts and Termination of Employment and Change in Control Arrangements” on page 18 of Con Edison’s proxy statement for its Annual Meeting of Stockholders that was held on May 16, 2005, which description is qualified in its entirety by reference to the employment agreement, dated September 1, 2000, and the amendment thereto, dated May 31, 2002, between Con Edison and Mr. Burke, copies of which were filed as Exhibit 10.1.6 to Con Edison’s Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 1-14514) and Exhibit 10.1.3 to Con Edison’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (File No. 1-14514), respectively (and which description and exhibits are hereby incorporated by reference in this Item 5.02).

ITEM 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On May 16, 2005, Con Edison’s Board of Directors and Con Edison of New York’s Board of Trustees, before taking the actions described in Item 5.02 of this report, each amended their respective company’s By-Laws to authorize the Board to designate the Chairman of the Board or President as the company’s chief executive officer. Prior to this amendment, each of the By-Laws provided that the company’s Chairman of the Board shall be the chief executive officer. Con Edison of New York’s Board of Trustees also deleted references in the company’s By-laws to the position of “Vice Chairman.”

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 3.1	Con Edison By-Law Amendment.

Exhibit 3.2	Con Edison of New York By-Law Amendment.

Exhibit 10	Description of Directors’ Compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Joan S. Freilich
Joan S. Freilich
Executive Vice President and Chief Financial Officer

DATE: May 16, 2005